UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2011

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On July 11, 2011, Crosstex Energy, L.P. (the “Partnership”) entered into a Second Amendment to Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), which amended that certain Amended and Restated Credit Agreement, dated as of February 10, 2010 (the “Credit Agreement”), by and among the Partnership, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto, as amended by First Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2011 (the “First Amendment,” and, together with the Credit Agreement and the Credit Agreement Amendment, the “Amended Credit Agreement”). A copy of the Credit Agreement Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”).

In addition, the Partnership announced that its subsidiary, Crosstex Permian, LLC (“Permian”), entered into a joint interest arrangement (the “Arrangement”) with Apache Midstream LLC (“Apache”), as outlined in more detail in Item 7.01 below. The Credit Agreement Amendment amends the Credit Agreement to, among other things, (i) permit Apache to have a first priority lien on certain assets that are the subject of the Arrangement (including a new-build natural gas processing facility and related assets in the Permian Basin in West Texas) to secure obligations that Permian owes to Apache pursuant to the Arrangement and (ii) increase the Partnership’s ability to make investments in joint ventures and subsidiaries without such joint ventures and subsidiaries becoming guarantors under the Credit Agreement, all as more fully set forth in the Credit Agreement Amendment. Concurrently with entering into the Credit Agreement Amendment, the Partnership caused Permian and Crosstex Permian II, LLC to be added as guarantors under the Credit Agreement.

Upon the closing of the Credit Agreement Amendment, the Partnership had approximately $53.5 million of outstanding borrowings and $74.7 million of outstanding letters of credit under the Amended Credit Agreement, leaving the Partnership with approximately $356.8 million available capacity for additional borrowings and letters of credit under the Amended Credit Agreement.

The description set forth above is qualified in its entirety by (i) the Credit Agreement Amendment, which is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, (ii) the Credit Agreement, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on February 16, 2010 and (iii) the First Amendment, which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on May 3, 2011.

Indenture

On July 11, 2011, the Partnership, Crosstex Energy Finance Corporation (“FinCo” and, together with the Partnership, the “Issuers”), the parties identified under the caption “Guarantors” on the signature page thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into a Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of February 10, 2010 (the “Indenture”), among the Issuers, certain subsidiary guarantors and the Trustee, which governs the Issuers’ 8.875% senior unsecured notes due 2018 (the “Notes”). The Supplemental Indenture amends the Indenture to add Permian and Crosstex Permian II, LLC as guarantors of the Notes in order to satisfy the Issuers’ obligation to add as a guarantor of the Notes certain subsidiaries of the Partnership that guarantee any other indebtedness of the Issuers. A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Current Report.

The description set forth above is qualified in its entirety by (i) the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference and (ii) the Indenture, which is filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed on February 16, 2010.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On July 12, 2011, the Partnership issued a press release (the “Press Release”) announcing the joint investment of $85 million in a new-build natural gas processing facility in the Permian Basin in West Texas. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Supplemental Indenture, dated as of July 11, 2011, to the indenture governing the Issuers’ 8.875% senior unsecured notes due 2018, dated as of February 10, 2010, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

10.1	—

Second Amendment to Amended and Restated Credit Agreement dated as of July 11, 2011, by and among Crosstex Energy, L.P., Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto.

99.1	—	Press Release dated July 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, LLC, its General Partner

Date: July 12, 2011	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Supplemental Indenture, dated as of July 11, 2011, to the indenture governing the Issuers’ 8.875% senior unsecured notes due 2018, dated as of February 10, 2010, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

10.1	—

Second Amendment to Amended and Restated Credit Agreement dated as of July 11, 2011, by and among Crosstex Energy, L.P., Bank of America, N.A., as Administrative Agent and L/C Issuer, and the other lenders party thereto.

99.1	—	Press Release dated July 12, 2011.